                     U.S. Securities and Exchange Commission

                              Washington, DC 20549



                                  SCHEDULE 14A



PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant

[X] Definitive Proxy Statement for the Annual Meeting to be Held May 18, 1999.



                                  CRAMER, INC.


KANSAS                                            I.R.S. EMPLOYER IDENTIFICATION
625 ADAMS STREET, KANSAS CITY, KS 66105               NUMBER 48-0638707
TELEPHONE: (913) 621-6700


[X] No fee required.

                                 [CRAMER LOGO]

                                  CRAMER, INC.
                                625 Adams Street
                            Kansas City, Kansas 66105


 ------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 18, 1999

 ------------------------------------------------------------------------------


The Annual Meeting of Shareholders of Cramer, Inc. will be held at the Cramer corporate headquarters, 625 Adams Street, Kansas City, Kansas 66105, on the 18th day of May, 1999 at 1:00 p.m. (local time) for the following purposes:

1. To elect four directors to serve until the next annual meeting of shareholders and until their respective successors shall have been elected and shall have qualified.

2. To ratify the appointment of Deloitte & Touche, L.L.P. as independent auditors of the Company for the fiscal year commencing January 1, 1999.

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The transfer books will not be closed. Only shareholders of record as of the close of business on April 7, 1999 are entitled to notice of and to vote at the meeting.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ Gary A. Rubin
                                              ----------------------------------
                                              Gary A. Rubin, Secretary

Kansas City, Kansas
April 15, 1998

If you do not expect to be present at the meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed, stamped envelope.

                                 [CRAMER LOGO]

                                  CRAMER, INC.
                                625 Adams Street
                            Kansas City, Kansas 66105


--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 18, 1999

--------------------------------------------------------------------------------


The accompanying form of proxy is solicited by the Board of Directors of Cramer, Inc., a Kansas corporation, for use only at the annual meeting of shareholders to be held at the Company's corporate headquarters, 625 Adams Street, Kansas City, Kansas 66105, on the 18th day of May, 1999, at 1:00 p.m. (local time), or any adjournments thereof. This Proxy Statement and form of proxy are being mailed to shareholders commencing approximately April 15, 1999.

Properly executed and dated proxies received prior to the meeting will be voted in accordance with the instructions thereon. If no instructions are given on the proxy with respect to the matters to be acted upon, the shares represented by proxy will be voted for the nominees for director designated on the proxy and for approval of the auditors of the Company.

The Board of Directors may use the services of the Company's directors, officers and other employees to solicit proxies personally or by telephone and may request brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to their principals and reimburse them for their out-of-pocket expenses in so doing. The cost of solicitation of proxies shall be borne by the Company. A shareholder may revoke his proxy at any time before the meeting by executing a proxy with a later date, by giving written notice to the secretary of the Company prior to the meeting, or by attending the meeting and voting in person. Mere attendance at the meeting will not constitute revocation of a proxy.

On April 7, 1999, the record date for determining shareholders entitled to notice of and to vote at the meeting, the Company had issued and outstanding 4,051,400 shares of common stock, each of which is entitled to one vote on each matter to be voted on at the meeting.

The affirmative vote of a plurality of the shares voting is required to elect each director. The shareholders have cumulative voting rights in electing directors. Under cumulative voting, each shareholder has the right to as many votes as shall equal the number of shares of stock owned by him/her times the number of directors to be elected. A shareholder may cast all of his/her votes for a single nominee or may distribute them among two or more of the nominees as seen fit.

The affirmative vote of a majority of the shares voting is required for approval of the appointment of the independent auditors. An abstention will not be counted as a negative vote and will have no effect.


              DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Identification of Directors and Executive Officers:

The Company's Board of Directors is currently composed of five (5) members elected to serve for terms as indicated. The officers and directors of the Company are as follows:



                                                                                   Officer or Director     Term to
            Name                 Age                     Office                    of the Company Since     Expire
-----------------------------  -------  -----------------------------------------  --------------------  -----------
James R. Zicarelli               47     Chairman of the Board & CEO                        1992              1999
David E. Crandall                55     Director                                           1992              1999
James E. Workman                 48     Director                                           1994              1999
Mark L. de Naray                 48     Director                                           1997              1999
Robert J. Kovach                 57     Director, President and Chief Operating
                                        Officer                                            1997              1999
Jeffery Meyer                    47     Vice President, Sales & Marketing
                                                                                           1998
David C. Mettlach                46     Vice President, Sales                              1992
Gary A. Rubin                    41     Vice President, Finance
                                        Secretary & Treasurer                              1995



Business Experience

James R. Zicarelli                  President of Rotherwood Corporation, a
                                    holding company and majority stockholder of the Company. In addition, Mr. Zicarelli serves as a board member or officer of The
                                    American Company, Inc., Pacer Corporation, and Sagebrush Technology Inc. Prior to 1992,
                                    Mr. Zicarelli was the President of DRC, a data services company.

David E. Crandall                   Chairman and CEO of PPA Industries, a
                                    manufacturing Company located in Dallas,
                                    Texas. In addition, Mr. Crandall serves as board member of PPA Industries, Inc., and Information Retrieval Methods.

James E. Workman                    President, Workman Consulting International.
                                    Formerly General Manager, Pacer Trading
                                    Company, a subsidiary of Rotherwood
                                    Corporation. Prior to joining Pacer, Mr.
                                    Workman was the Director of Purchasing, IAMS
                                    Company.  IAMS is a premium pet food
                                    manufacturer.

Mark L. de Naray                    From 1992 to present CEO and/or Board member
                                    of Select Comfort Corporation a manufacturer and marketer of leading edge sleeping systems. Elected to Cramer's Board in December 1997. Mr. de Naray's term expires at the 1999 annual meeting and he is not standing for reelection.

Robert J. Kovach                    President and Chief Operating Officer of
                                    Cramer since September 1997, Elected to the
                                    Board of Directors in December 1997.
                                    Formerly Vice President Operations with
                                    Versa, a machine tool manufacturer.

Jeffery Meyer                       Vice President, Sales and Marketing of
                                    Cramer since September 1998. Prior
                                    background as national sales director -
                                    retail operations for Hallmark Cards, the leading greeting card manufacturer in the United States.

David C. Mettlach                   Vice President of Cramer since October 1992.
                                    Prior background in developing, marketing and manufacturing contract furniture products for Haworth and Universal Woods, Inc. These products included seating lines, casegoods (wood and metal) and panel systems.

Gary A. Rubin                       Vice President, Finance of Cramer since
                                    April 1995. Formerly Vice President, Finance and Administration for a capital equipment manufacturer and Senior Audit Manager for Deloitte & Touche. Certified Public
                                    Accountant.

No director or officer has any family relationship with any other director or officer.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the ownership of the Company's common stock by each person known to the Company to be the beneficial owner of more than 5% of its outstanding common stock, by individual directors and nominees for director of the Company, and executive officers named in the summary compensation table, and by the officers and directors of the Company as a group:

                                                                          Amount and
                                                                           Nature of           Percent
                         Name and Address                                  Beneficial            of
Title of Class           of Beneficial Owner                              Ownership(a)         Class(k)
--------------           -------------------                              ------------         --------
Common Stock             Rotherwood Corporation(b)                          2,081,236           50.6%
                         Suite 225
                         7601 France Ave. South
                         Edina, MN 55435

Common Stock             James L. Marvin(c)                                   300,000            7.3%
                         Suite 203
                         155 West Lake Avenue
                         Colorado Springs, CO  80906

Common Stock             David E. Crandall(d)                                 125,341            3.0%
                         8222 Douglas Avenue
                         Suite 660
                         Dallas, TX  75225

Common Stock             James R. Zicarelli(e)                                      0              0%
                         Suite 225
                         7601 France Ave. South
                         Edina, MN 55435

Common stock             Mr. James E. Workman(f)                               30,000            0.8%
                         2245 Rockingham Drive
                         Troy, OH  45373

Common stock             Mr. Robert Kovach(g)                                       0              0%
                         145 Pointe Road
                         Gladstone, MO 64116

Common stock             Mr. Mark L.  de Naray(h)                              60,000(i)         1.5%
                         2420 Zircon Lane, North
                         Plymouth, MN 55447

All Officers and Directors
as a Group (8 persons)                                                        215,341(j)         5.2%

(a) Represents shares over which the designated individual has investment and voting power.

(b) Rotherwood Corporation may be deemed a "parent" of the Company by virtue of its percentage of stock ownership.

(c) Consists of 300,000 shares of common stock that are held by Foothills Company, an affiliate of Mr. Marvin.

(d)    Mr. Crandall is a Director of the Company.

(e) Mr. Zicarelli is a Director, Chairman and CEO of the Company and an Officer of Rotherwood Corporation

(f)    Mr. Workman is a Director of the Company.

(g) Mr. Kovach is a Director of the Company and President and Chief Operating Officer.

(h)    Mr. de Naray is a Director of the Company.

(i) Includes options to purchase 60,000 shares of the common stock. As of March 31, 1999, 40,000 shares are vested and can be exercised immediately. The remaining shares vest at a rate of 1,500 shares a month for each month that Mr. de Nary serves on the Company's Board of Directors.

(j) Includes options to purchase 60,000 shares of common stock. 40,000 shares are vested and can be exercised immediately and the remaining shares vest at a rate of 1,500 shares a month over the next year.

(k)    Percentage based on common and common equivalent shares.

                            I. ELECTION OF DIRECTORS


The Board proposes that four (4) directors be elected, to hold office until the next annual meeting of shareholders and until their respective successors are elected and qualified. It is intended that the accompanying form of proxy will be voted FOR the election of the five nominees set forth below unless direction to the contrary is given. In the event any such nominee is unable or declines to serve, the proxy may be voted for the election of another person in his/her place. The Board of Directors knows of no reason to anticipate that any such nominee will be unable to serve or will decline to serve.

The Board recommends that you vote FOR the four nominees for directors listed below:


-------------------------- --------- ------------------------------------------------- --------------
                                                                                        Year First
                                                                                           Named
          Name               Age                   Principal Occupation                  Director
-------------------------- --------- ------------------------------------------------- --------------
    David E. Crandall         54     Chairman and Founder of PPA Industries                1992
-------------------------- --------- ------------------------------------------------- --------------
    Robert J. Kovach          57     President and COO of Cramer                           1997
-------------------------- --------- ------------------------------------------------- --------------
    James R. Zicarelli        47     President of Rotherwood Corporation, the              1992
                                     Company's majority owner and CEO of the Company
-------------------------- --------- ------------------------------------------------- --------------
    James E. Workman          48     President, Workman Consulting International           1994
-------------------------- --------- ------------------------------------------------- --------------


There is no arrangement or understanding between any director and any other person regarding his selection as a director.

During the fiscal year ended December 31, 1998, four meetings of the Board of Directors of the Company were held.

The Company's Board of Directors serves as the Audit Committee. The functions performed by the Board as Audit Committee include review of significant financial information of the Company, review of the scope of the audit and oversight of the audit function, and recommendation of the appointment of the independent auditors of the Company.

The Directors of the Company serve the same function as a Compensation Committee. The purpose of the committee is to establish the compensation of the executive officers of the Company.

Directors Carter, Workman, de Naray, and Crandall each missed one of the meetings of the Board of Directors in 1998.

Executive Compensation


Board member James Zicarelli serves as the Company's CEO. Mr. Zicarelli is an employee of Rotherwood Corporation and does not receive any compensation from the Company for serving as CEO. Mr. Zicarelli's compensation from Rotherwood is not specifically related to Cramer's performance or the time spent by him in Cramer management. However, the Company paid certain management fees to Rotherwood in 1997 and 1998. See Item 12 of the Company's annual report on Form 10-KSB being sent to shareholders with this proxy for further discussion of Cramer's transactions with Rotherwood.

Summary Compensation Table

The following table sets forth the salary and other compensation earned in 1997 and 1998 by Mr. Robert Kovach, the Company's President. Mr. Kovach is the only member of the Company's executive staff at the end of the 1998 fiscal year who earned salary and/or bonus in excess of $100,000 in 1998 or 1997.


                                                      Other Annual              All Other
    Year          Salary           Bonus              Compensation            Compensation
    ----          ------           -----              ------------            ------------
    1997          $25,378            $0                   (a)                    $33 (b)

    1998         $129,000          $9,000                 (a)                   $132 (b)


(a) Did not exceed the lesser of $50,000 or 10% of Mr. Kovach's 1997 or 1998 salary and bonus.

(b) Consists of the premiums paid on value in excess of $50,000 for a term-life insurance policy on Mr. Kovach's life maintained by the Company for the benefit of Mr. Kovach's estate.


Compensation of Directors

Directors who are not employees of the Company or Rotherwood receive $1000.00 for each Board meeting attended and are reimbursed for their expenses related to such meetings.

Mr. Mark de Naray provides consulting services related to marketing of the Company's ergonomic keyboard products. Total fees paid to Mr. de Naray during 1998 and 1997 were $17,500.00 and $5,000.00, respectively.

Certain Relationships And Related Transactions

By virtue of its 51% ownership of the Company's common stock, Rotherwood Corporation (Rotherwood) may be deemed a "parent" of the Company.

Mr. James Zicarelli, Chairman of the Company's Board of Directors, has served as the Company's CEO since February 1995. Mr. Zicarelli is an employee of Rotherwood. In 1995, Cramer began paying fees to Rotherwood for management services including those provided by Mr. Zicarelli. In 1997 and 1998, the Company also paid fees to other affiliates of Rotherwood for consultation and assistance provided in the area of Human Resources and Labor Relations. In 1997, certain employees of Cramer provided operating and financial consulting services to other subsidiaries of Rotherwood in return for fees paid to the Company. Total amounts that were charged for the foregoing services are:


                                                                                  1998          1997
                                                                               ---------     ---------
          Paid by the Company to Rotherwood and its affiliates                 $  90,000     $  98,000
          Paid to the Company by Rotherwood and its affiliates                         0        66,000


The Company believes that the amounts charged for services provided or received were not less favorable than those charged by third parties.

The company participates in a combined Rotherwood credit facility with Mercantile Bank (see Management's Discussion and Analysis and Note 3 to the 1998 Financial Statements incorporated by reference herein).

Executive Officers of the Company

  ------------------------- --------------------------------------------------- -------- ---------------------------
                                                                                             Year First Elected
            Name                                  Title                           Age              Officer
  ------------------------- --------------------------------------------------- -------- ---------------------------
  James  Zicarelli          Chief Executive Officer                               47                1995
  ------------------------- --------------------------------------------------- -------- ---------------------------
  Robert Kovach             President and Chief Operating Officer                 57                1997
  ------------------------- --------------------------------------------------- -------- ---------------------------
  Jeffery Meyer             Vice President, Sales and Marketing                   47                1988
  ------------------------- --------------------------------------------------- -------- ---------------------------
  David Mettlach            Vice President, Sales                                 46                1992
  ------------------------- --------------------------------------------------- -------- ---------------------------
  Gary  Rubin               Vice President, Finance, CFO, Secretary &             41                1995
                            Treasurer
  ------------------------- --------------------------------------------------- -------- ---------------------------


Based on its review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(d) of the Securities and Exchange Commission during the fiscal year ended December 31, 1998, and any Forms 5 and amendments thereto furnished to the Company with respect to the 1998 fiscal year, the Company is not aware of any person who, at any time during the 1998 fiscal year, was a director, officer or beneficial owner of more than ten percent of the Company's common stock and who failed to file on a timely basis, as disclosed in such Forms, the reports required by Section 16(a) of the Securities Exchange Act of 1934 during the 1998 fiscal year or prior years.

                     II. APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed the firm of Deloitte & Touche L.L.P. as independent auditors of the Company for the fiscal year commencing January 1, 1999. Shareholders are requested to signify their approval or disapproval of this appointment; however, the vote of the shareholders will be advisory only.

The financial statements of the Company for the fiscal years ended December 31, 1998 were audited by Deloitte & Touche L.L.P., certified public accountants.

Representatives of Deloitte & Touche L.L.P. are expected to be present at the annual meeting and are expected to be available to respond to appropriate questions.


                               III. OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented at the meeting. If any other matters should be properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote on such matters in accordance with their best judgment.



                            PROPOSALS OF SHAREHOLDERS

Proposals of shareholders for the annual meeting of shareholders of the Company in 2000 must be received by the Company for inclusion in its Proxy Statement and form of proxy related to that meeting by December 31, 1999.



                                  ANNUAL REPORT

A copy of the Company's annual report on Form 10-KSB is being mailed to shareholders concurrently with this Proxy Statement.



                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ Gary A. Rubin
                                              ----------------------------------
                                              Gary A. Rubin, Secretary
                                              April 15, 1999

               DOCUMENTS AND INFORMATION INCORPORATED BY REFERENCE

The financial statements of the Company for the fiscal years ended December 31, 1998 and 1997, together with the auditor's report thereon, meeting the requirements of Item 310 of Regulation S-B of the Securities and Exchange Commission, and Management's Discussion and Analysis of Financial Condition and Results of Operations, are included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 being sent to shareholders with this Proxy Statement and are incorporated in this Proxy Statement by reference.

                                  CRAMER, INC.
                  628 Adams Street, Kansas City, Kansas 64105
                                     PROXY

  This Proxy is solicited on Behalf of the Board of Directors of Cramer, Inc.

     The undersigned shareholder of Cramer, Inc. hereby appoints James R. Zicarelli and Gary Rubin, and each of them, as the true and lawful proxies and attorneys-in-fact of the undersigned with power of substitution of each, for and in the name of the undersigned, to attend the annual meeting of shareholders of the Company to be held on May 18, 1999 commencing at 1:00 p.m. at the headquarters of the Company and to vote therein the name and on behalf of the undersigned, at the meeting and any adjournment thereof, the number of shares of common stock which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally, present, on the following matters as set forth in the Proxy Statement and Notice dated April 15, 1999.

1.   Election of Directors

     [ ] FOR all nominees listed (except as marked to the contrary)

     [ ] WITHHOLD AUTHORITY to vote for all nominees

(INSTRUCTION: to withheld authority to vote for any individual nominee strike a line through the nominee's name in the list below. The total number of votes that you are entitled to meet under the cumulative voting method will be distributed equally among the remaining nominees.)

   David E. Crandall   James R. Zicarelli   James E. Workman   Robert Kovach

2. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year commencing January 1, 1999.

           [ ] APPROVAL          [ ] DISAPPROVAL          [ ] ABSTAIN

                       (Please sign and date on reverse)

This proxy when properly executed will be voted in the manner indicated herein by the undersigned shareholder, but it will be voted in favor of all the resolutions set forth in the Proxy Statement if no specifications are made.

This proxy is revocable and the undersigned reserves the right to attend the meeting and vote in person. The undersigned here by revokes any proxy heretofore given in respect of shares of the Company.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, as administrator, trustee or guardian, please given full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.




                                        DATED:___________________________, 1999


                                        _______________________________________
                                                     Signature


                                        _______________________________________
                                              Signature if held jointly